EXHIBIT 99

Term Sheets

EXHIBIT 99

I. TRANSACTION OVERVIEW
II. MORTGAGE POOL CHARACTERISTICS
III. LARGE LOAN CHARACTERISTICS

Banc of America Commercial Mortgage Inc.

Commercial Mortgage Pass-Through Certificates,

Series 2001-PB1

Prudential Financial

Bank of America

Bridger Commercial Funding

Mortgage Loan Sellers

Banc of America Securities

Salomon Smith Barney

A member of citigroup

Merrill Lynch

Disclosure/Disclaimer Statement

This material is for your private information and Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner and Smith Incorporated and Salomon Smith Barney Inc. (Collectively, "the Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. You should read the final prospectus in its entirety prior to making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

Table of Contents

Transaction Overview - Bond Structure

	Certificate Principal Amount	% of Pool Balance	Credit Support	WAL (years)[1]	Pass-Through Rate Description	Expected Ratings (Moody's / S&P)	Offerings
Class A-1	$ 72,860,125	7.77%	22.00%	3.00	Fixed	Aaa/AAA	Public
Class A-2	$ 24,322,698	2.59%	22.00%	5.75	Fixed	Aaa/AAA	Public
Class A-3	$ 34,041,284	3.63%	22.00%	7.30	Fixed	Aaa/AAA	Public
Class A-4	$ 600,636,797	64.01%	22.00%	9.45	Fixed	Aaa/AAA	Public
Class A-4F	TBD		22.00%	9.45	Floating	Aaa/AAA	Public
Class B	$ 37,531,329	4.00%	18.00%	9.76	Fixed	Aa2/AA	Public
Class C	$ 9,382,832	1.00%	17.00%	9.78	Fixed	Aa3/AA-	Public
Class D	$ 11,728,540	1.25%	15.75%	9.78	Fixed	A1/A+	Public
Class E	$ 18,765,664	2.00%	13.75%	9.78	Fixed	A2/A	Public
Class F	$ 11,728,540	1.25%	12.50%	9.78	Fixed	A3/A-	Public
Class G	$ 14,074,248	1.50%	11.00%		Fixed		144-A
Class H	$ 14,074,248	1.50%	9.50%		Fixed[2]		144-A
Class J	$ 11,728,541	1.25%	8.25%		Fixed[2]		144-A
Class K	$ 18,765,664	2.00%	6.25%		Fixed		144-A
Class L	$ 14,074,248	1.50%	4.75%		Fixed		144-A
Class M	$ 7,037,124	0.75%	4.00%		Fixed		144-A
Class N	$ 11,728,540	1.25%	2.75%		Fixed		144-A
Class O	$ 4,691,416	0.50%	2.25%		Fixed		144-A
Class P	$ 4,691,416	0.50%	1.75%		Fixed		144-A
Class Q	$ 16,419,957	1.75%	0.00%		Fixed		144-A
Class XC	$ 938,283,211				Variable Rate[3]		144-A
Class XP	$ 501,273,702				Variable Rate[3]		144-A

1: Based on the maturity assumptions in the prospectus supplement. As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates, (or in the case of those mortgage loans with anticipated repayment dates, their anticipated repayment dates)

2: The Class H and Class J certificates are not offered publicly. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the publicly offered certificates. The pass-through rate for any Class H or Class J certificate on any distribution date will not exceed the weighted average of the interest rates (net of the fee rate payable to the master servicer, the special servicer and the trustee) borne by the mortgage loans

3: The Class XC and Class XP certificates are not offered publicly. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the publicly offered certificates. The Class XC and Class XP certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC and Class XP certificates as the case may be

Banc of America Securities

SALOMON SMITH BARNEY
A member of citigroup

Merrill Lynch

Transaction Overview - Relevant Parties

Co-Lead Managers:	Banc of America Securities LLC. (Bookrunner)
	Merrill Lynch, Pierce, Fenner & Smith Incorporated (Joint bookrunner on certain classes)
Co-Manager:	Salomon Smith Barney Inc.
Mortgage Loan Sellers:	Prudential Mortgage Capital Funding, LLC (43.9%)
	Bank of America, N.A. (38.3%)
	Bridger Commercial Realty Finance LLC (17.8%)
Master Servicer:	Prudential Asset Resources, Inc.
Special Servicer:	Key Corporation Real Estate Capital Markets, Inc. d/b/a Key Commericial Mortgage
Trustee & REMIC Administrator:	LaSalle Bank National Association
Fiscal Agent:	ABN AMRO Bank N.V.
Rating Agencies:	Moody's Investors Service, Inc.
	Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc.

Mortgage Pool Characteristics - General

Pool Balance:		$938,283,211
Number of Loans:		134
Number of Properties:		143
Geographic Distribution:	33	States
➤ CA -	30 loans	(17.3%)
➤ TX -	14 loans	(9.2%)
➤ NC -	5 loans	(7.9%)
➤ HI -	1 loan	(7.7%)
➤ WA -	8 loans	(5.9%)
➤ Other -	76 loans	(< 5%)
Average Loan Balance:	$7,002,114	
➤ Smallest:	$878,523	(0.1%)
➤ Largest:	$71,791,000	(7.7%)

Pool WA LTV:	68.0%
➤ Minimum:	36.3%
➤ Maximum:	80.6%
Pool WA Cash Flow DSCR:	1.41x
➤ Minimum:	1.13x
➤ Maximum:	2.12x
Top Ten Loans:	
➤ Balance:	$310,386,332
➤ % of Pool:	33.1%
➤ WA LTV:	59.8%
➤ WA Cash Flow DSCR:	1.59x
Shadow Rated Loans (Moody's/ S&P):	
➤ Outrigger Reef Hotel (7.7% of Pool)	Baa3/BBB
➤ Market Square (5.3% of Pool)	A3/BBB+

All charts and calculations based on Cut-off Date Balances unless otherwise noted

Mortgage Pool Characteristics - General


Prepayment Type
Yield Maintenance
11.6%
Yield Maintenance / Defeasance
3.5%
Defeasance
84.9%


Amortization Type
Full
1.1%
Hyper
9.2%
Balloon
89.8%


Loan Size Diversification
3.8%
6.5%
6.7%
5.6%
14.4%
7.6%
15.5%
8.7%
14.8%
16.5%
<$2
$2 - $2.9
$3 - $3.9
$4 - $4.9
$5 - $7.49
$7.5 - $9.9
$10 - $14.9
$15 - $19.9
$20 - $29.9
>$30

All charts and calculations based on Cut-off Date Balances unless otherwise noted

Mortgage Pool Characteristics - Mortgage Rates

Range of Mortgage Rates	# of Loans	Aggregate Cut-off Date Balance	% of Pool
6.500% - 6.999%	3	$ 87,823,238	9.4%
7.000% - 7.249%	16	$ 141,958,890	15.1%
7.250% - 7.499%	32	$ 238,742,941	25.4%
7.500% - 7.749%	37	$ 228,642,456	24.4%
7.750% - 7.999%	24	$ 143,028,372	15.2%
8.000% - 8.499%	19	$ 87,015,346	9.3%
8.500% - 8.999%	2	$ 9,093,642	1.0%
9.000% - 9.499%	1	$ 1,978,326	0.2%
	134	**$ 938,283,211**	**100.0%**

Gross Weighted Average Coupon: 7.519%

Net Weighted Average Coupon: 7.424%

All charts and calculations based on Cut-off Date Balances unless otherwise noted

Mortgage Pool Characteristics - Geographic Concentration


WA
5.9%
OR
0.2%
CA
17.3%
NV
4.6%
UT
2.0%
AZ
0.3%
NM
1.2%
AK
0.5%
HI
7.7%
TX
9.2%
KS
0.4%
MN
1.1%
MO
1.4%
LA
0.9%
WI
3.5%
IL
3.3%
MI
2.0%
OH
4.9%
KY
0.8%
AL
0.7%
GA
2.1%
FL
2.5%
SC
0.9%
NC
7.9%
VA
0.9%
MD
3.3%
DE
1.7%
NJ
4.1%
PA
1.7%
NY
1.4%
RI
1.3%
CT
0.5%
MA
3.4%

Mortgage Pool Characteristics - **Property Types**

	# of Properties	Aggregate Cut-off Date Balance	% of Pool	Average Loan Size
Multifamily	52	$ 310,225,037	33.1%	$ 5,965,866
Retail	34	$ 218,020,018	23.2%	$ 6,412,353
Office	24	$ 203,964,406	21.7%	$ 9,271,109
Hospitality	4	$ 94,362,247	10.1%	$ 7,523,749*
Industrial	13	$ 66,376,522	7.1%	$ 6,034,229
Manufactured Housing ("MH")	6	$ 25,065,313	2.7%	$ 4,175,885
Self-Storage	8	$ 13,827,783	1.5%	$ 3,456,946
Land	2	$ 6,451,885	0.7%	$ 6,451,885
	143	**$ 938,283,211**	**100.0%**	**$ 7,002,114**

Property Type as a % of Pool



Industrial
7.1%
MH
2.7%
Hospitality
10.1%
Multifamily
33.1%
Office
21.7%
Self-Storage
1.5%
Land
0.7%
Retail
23.2%

* Excludes Outrigger Reef Hotel Loan

All charts and calculations based on Cut-off Date Balances unless otherwise noted

Banc of America Securities

SALOMON SMITH BARNEY

A member of citigroup

Merrill Lynch

Mortgage Pool Characteristics - Property Subtypes

Retail	# of Properties	Aggregate Cut-off Date Balance	% of Type	% of Pool	Average Loan Size
Anchored	21	$ 172,537,301	79.1%	18.4%	$ 8,216,062
Shadow Anchored	9	$ 30,610,532	14.0%	3.3%	$ 3,401,170
Unanchored	4	$ 14,872,186	6.8%	1.6%	$ 3,718,046
Overall Retail	**34**	**$ 218,020,018**	**100.0%**	**23.2%**	**$ 6,412,353**


Retail
Shadow
14.0%
Unanchored
6.8%
Anchored
79.1%

Office	# of Properties	Aggregate Cut-off Date Balance	% of Type	% of Pool	Average Loan Size
Suburban	11	$ 52,753,007	25.9%	5.6%	$ 4,795,728
Central Business District	3	$ 46,855,913	23.0%	5.0%	$ 15,618,638
Medical	3	$ 41,265,466	20.2%	4.4%	$ 13,755,155
Other	6	$ 39,785,513	19.5%	4.2%	$ 9,946,378
Single Tenant - Credit	1	$ 23,304,507	11.4%	2.5%	$ 23,304,507
Overall Office	**24**	**$ 203,964,406**	**100.0%**	**21.7%**	**$ 9,271,109**


Office
ST - Credit
11.4%
Suburban
25.9%
Other
19.5%
Medical
20.2%
Central Business District
23.0%

Hospitality	# of Properties	Aggregate Cut-off Date Balance	% of Type	% of Pool	Average Loan Size
Full Service	2	$ 80,458,262	85.3%	8.6%	$ 40,229,131
Extended Stay	2	$ 13,903,985	14.7%	1.5%	$ 6,951,993
Overall Hospitality	**4**	**$ 94,362,247**	**100.0%**	**10.1%**	**$ 23,590,562**


Hospitality
Extended Stay
14.7%
Full Service
85.3%

All charts and calculations based on Cut-off Date Balances unless otherwise noted

Mortgage Pool Characteristics - Underwritten DSCR

	Based on NOI[1] Low	Based on NOI[1] High	Based on NOI[1] Weighted Average	Based on Cash Flow[1] Low	Based on Cash Flow[1] High	Based on Cash Flow[1] Weighted Average
Multifamily[1]	1.21x	2.03x	1.36x	1.20x	1.68x	1.29x
Retail	1.17x	2.26x	1.53x	1.13x	2.11x	1.46x
Office	1.26x	1.79x	1.54x	1.16x	1.66x	1.37x
Hospitality	1.58x	2.39x	2.21x	1.40x	2.12x	1.96x
Industrial	1.32x	2.53x	1.45x	1.23x	1.52x	1.29x
Manufactured Housing	1.20x	1.44x	1.32x	1.20x	1.44x	1.30x
Self-Storage	1.34x	1.48x	1.44x	1.34x	1.42x	1.39x
Land	1.29x	1.29x	1.29x	1.29x	1.29x	1.29x
Overall Pool	**1.17x**	**2.53x**	**1.53x**	**1.13x**	**2.12x**	**1.41x**


DSCR Composition
16.6%
9.7%
9.5%
9.8%
< 1.19x
1.20-1.24x
1.25-1.29x
1.30-1.34x
1.35-1.39x
1.40-1.49x
1.50-1.59x
1.60x +
NOI
Cash Flow

1. For purposes of determining the Underwriting Debt Service Coverage Ratio for 7 of the Mortgage Loans, the debt service payments were recalculated based upon original balances that were reduced by amounts available under letters of credit securing such Mortgage Loans.
2. NOI: Net Operating Income equals Effective Gross Income less Expenses
Cash Flow: Cash Flow equals Net Operating Income less Capital Expenditures less Tenant Improvements and Leasing Commissions

All charts and calculations based on Cut-off Date Balances unless otherwise noted

Mortgage Pool Characteristics - Underwritten DSCR

Retail	Based on NOI[1] Low	High	Weighted Average	Based on Cash Flow[1] Low	High	Weighted Average
Anchored	1.23x	1.85x	1.52x	1.21x	1.80x	1.46x
Shadow Anchored	1.29x	1.63x	1.45x	1.20x	1.51x	1.35x
Unanchored	1.17x	2.26x	1.74x	1.13x	2.11x	1.61x
Overall Retail	**1.17x**	**2.26x**	**1.53x**	**1.13x**	**2.11x**	**1.46x**
Office						
Suburban	1.32x	1.76x	1.48x	1.20x	1.66x	1.33x
Central Business District	1.47x	1.79x	1.70x	1.30x	1.52x	1.45x
Medical	1.44x	1.62x	1.50x	1.34x	1.41x	1.40x
Other	1.26x	1.64x	1.57x	1.16x	1.41x	1.35x
Single Tenant - Credit	1.35x	1.35x	1.35x	1.26x	1.26x	1.26x
Overall Office	**1.26x**	**1.79x**	**1.54x**	**1.16x**	**1.66x**	**1.37x**
Hospitality						
Full Service	1.76x	2.39x	2.32x	1.48x	2.12x	2.05x
Extended Stay	1.58x	1.62x	1.59x	1.40x	1.42x	1.41x
Overall Hospitality	**1.58x**	**2.39x**	**2.21x**	**1.40x**	**2.12x**	**1.96x**

1. NOI: Net Operating Income equals Effective Gross Income less Expenses.
   Cash Flow: Cash Flow equals Net Operating Income less Capital Expenditures less Tenant Improvements and Leasing Commissions.

All charts and calculations based on Cut-off Date Balances unless otherwise noted

Banc of America Securities

Salomon Smith Barney

Merrill Lynch

Mortgage Pool Characteristics - Loan to Value

	At Closing			At Maturity		
	Low	High	Weighted Average	Low	High	Weighted Average
Multifamily [1]	43.9%	80.0%	75.0%	1.3%	81.2%	67.3%
Retail	43.7%	79.9%	67.1%	28.0%	71.1%	55.6%
Office	52.7%	74.8%	68.6%	1.1%	66.4%	58.3%
Hospitality	36.3%	65.2%	42.9%	29.2%	54.1%	35.0%
Industrial	49.8%	74.9%	67.6%	42.4%	67.2%	54.7%
Manufactured Housing	69.5%	80.6%	77.6%	56.5%	71.6%	68.3%
Self-Storage	58.5%	73.6%	68.5%	50.2%	60.6%	56.5%
Land	73.8%	73.8%	73.8%	67.3%	67.3%	67.3%
Overall Pool	**36.3%**	**80.6%**	**68.0%**	**1.1%**	**81.2%**	**58.3%**

Based on Cut-Off Date Balance



7.6%
<49.9%
50-59.9%
60-64.9%
65-69.9%
70-74.9%
75+
Closing Date
Maturity Date

1. For purposes of determining the Cut-off Date Loan-to-Value Ratio for 7 of the Mortgage Loans, the principal balances were reduced by amounts available under letters of credit securing such Mortgage Loans.

Mortgage Pool Characteristics - Loan to Value

	At Cut-off Date			At Maturity		
Retail	**Low**	**High**	**Weighted Average**	**Low**	**High**	**Weighted Average**
Anchored	43.7%	79.9%	66.3%	28.0%	71.1%	55.6%
Shadow Anchored	58.2%	79.3%	74.6%	52.4%	70.5%	65.0%
Unanchored	46.2%	73.1%	60.7%	31.7%	42.6%	36.1%
Overall Retail	**43.7%**	**79.9%**	**67.1%**	**28.0%**	**71.1%**	**55.6%**
Office						
Suburban	63.6%	74.8%	70.7%	48.8%	66.2%	61.1%
Central Business District	63.4%	69.5%	65.1%	54.9%	61.8%	57.6%
Medical	62.9%	74.5%	70.6%	53.6%	66.4%	60.8%
Other	52.7%	70.0%	67.1%	1.1%	62.2%	53.4%
Single Tenant - Credit	69.8%	69.8%	69.8%	57.3%	57.3%	57.3%
Overall Office	**52.7%**	**74.8%**	**68.6%**	**1.1%**	**66.4%**	**58.3%**
Hospitality						
Full Service	36.3%	65.2%	39.4%	29.2%	54.1%	31.9%
Extended Stay	62.9%	63.3%	63.1%	52.6%	52.9%	52.7%
Overall Hospitality	**36.3%**	**65.2%**	**42.9%**	**29.2%**	**54.1%**	**35.0%**

All charts and calculations based on Cut-off Date Balances unless otherwise noted

Banc of America Securities

Salomon Smith Barney

A member of citigroup

Merrill Lynch

Large Loan Characteristics - General

Property Name	Type	City	State	Cut-off Date Balance	% of Pool	UW DSCR on NOI	UW DSCR on CF	Cut-off Date Balance LTV
Outrigger Reef Hotel	Hospitality	Honolulu	HI	$ 71,791,000	7.7%	2.39x	2.12x	36.3%
Market Square	Retail - Showroom	High Point	NC	$ 49,800,980	5.3%	1.85x	1.80x	43.7%
Milwaukee Center Office Tower	Office - CBD	Milwaukee	WI	$ 32,959,452	3.5%	1.79x	1.52x	63.4%
Pacific Professional Building	Office - Medical	San Francisco	CA	$ 29,971,989	3.2%	1.51x	1.41x	70.2%
Nokia Office Building	Office - ST Credit	San Diego	CA	$ 23,304,507	2.5%	1.35x	1.26x	69.8%
Kohls Shopping Center	Retail - Anchored	Highland Heights	OH	$ 21,958,734	2.3%	1.36x	1.34x	79.6%
Adiamo Apartments	Multifamily	Henderson	NV	$ 21,786,023	2.3%	1.29x	1.25x	79.7%
Royal Sahara Apartments	Multifamily	Las Vegas	NV	$ 21,000,000	2.2%	1.30x	1.24x	80.0%
The Callaway House	Multifamily	College Station	TX	$ 20,387,058	2.2%	1.29x	1.25x	79.6%
Northwest Corporate Park	Industrial	Renton	WA	$ 17,426,588	1.9%	1.32x	1.23x	67.5%
Totals/Weighted Average				**$ 310,386,332**	**33.1%**	**1.72x**	**1.59x**	**59.8%**

All charts and calculations based on Cut-off Date Balances unless otherwise noted

Outrigger Reef Hotel





Outrigger Reef Hotel

Prudential Financial

Loan Information:

Balance:	
➢ Original:	$ 72,300,000
➢ Cut-off:	$ 71,791,000
➢ Maturity:	$ 57,833,645
Percent of Pool:	7.7%
Loan per Unit:	$ 82,234.82 / room
Term:	
➢ Initial:	120 months
➢ Amortization:	300 months
➢ Seasoning:	6 months
Amortization Type:	Balloon
Interest Rate:	6.91%
Shadow Rating:	Baa3/BBB (Moody's/S&P)

Loan to Value:	
➢ Cut-off Date Balance:	36.3%
➢ Balloon:	29.2%
Escrows:	L/Cs in lieu of Real Estate Taxes L/Cs in lieu of Property Insurance Capital Expenditures
Lock Box:	Hard - In Place
Prepayment:	LO(116) / Defeasance / Open(4)
Secondary Financing:	No
Purpose:	Refinance
Recourse:	Standard Carve-outs

Outrigger Reef Hotel

Prudential Financial

Property and Borrower Information:

Property Type:	Hospitality
Address:	2169 Kalia Road Honolulu, HI
Size:	873 rooms
Year Built / Renovated:	1957 / 1990
Property Management:	Outrigger Hotels Hawaii
Ground Lease:	No

Borrower:	ORF, LLC
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion Independent Director
Borrower Principal:	Outrigger Enterprises, Inc.

Banc of America Securities

Salomon Smith Barney

Merrill Lynch

Outrigger Reef Hotel

Prudential Financial

Operating Information:

Date	Dec. 31, 2000	March 31, 2001	Underwritten
Period	12 months	12 months	
Occupancy	81.1%	81.3%	77.1%
ADR	$ 123.18	$ 124.52	$ 122.54
REVPAR	$ 99.89	$ 101.17	$ 94.48
Effective Gross Income	$36,219,816	$ 36,695,404	$34,006,617
Total Expenses	$19,946,795	$ 20,208,935	$19,442,016
Net Operating Income (NOI)	$16,273,021	$ 16,486,469	$14,564,601
Cash Flow (CF)	$14,462,030	$ 14,651,699	$12,864,271
DSCR on NOI	2.68x	2.71x	2.39x
DSCR on NCF	2.38x	2.41x	2.12x

Market Square





Market Square

Bank of America

Loan Information:

Balance:	
➢ Original:	$ 50,000,000
➢ Cut-off:	$ 49,800,980
➢ Maturity:	$ 31,871,910
Percent of Pool:	5.3%
Loan per Unit:	$ 55.87 / sf
Term:	
➢ Initial:	120 months
➢ Amortization:	216 months
➢ Seasoning:	2 months
Amortization Type:	Balloon
Interest Rate:	7.95%
Shadow Rating:	A3/BBB+ (Moody's/S&P)

Loan to Value:	
➢ Cut-off Date Balance:	43.7%
➢ Balloon:	28.0%
Escrows:	Real Estate Taxes Capital Expenditures
Lock Box:	Hard
Prepayment:	LO(113) / Defeasance / Open(7)
Secondary Financing:	No
Purpose:	Refinance
Recourse:	Standard Carve-outs

Market Square

Property and Borrower Information:

Property Type:	Retail - Furniture Showroom
Address:	305 West High Avenue High Point, NC
Size:	891,417 sf
Year Built / Renovated:	1902 / 2000
Major Tenants:	
➢ MMPI (expires December 31, 2009)	41.5%
➢ Century Furniture Co. (expires June 30, 2004)	6.2%
Property Management:	Merchandise Mart Properties, Inc.
Ground Lease:	No

Borrower:	Market Square II LLC
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion Independent Manager
Borrower Principal:	Merchandise Mart Properties, Inc.

Market Square

Operating Information:

Date	Dec. 31, 2000	April 30, 2001	Underwritten
Period	12 months	4 months ann.	
Occupancy	99.8%	98.9% (7/2/01)	94.9%
Effective Gross Income	$12,558,809	$ 14,578,725	$13,068,885
Total Expenses	$ 3,081,055	$ 3,214,521	$ 3,415,601
Net Operating Income (NOI)	$ 9,477,754	$ 11,364,204	$ 9,653,284
Cash Flow (CF)	$ 9,477,754	$ 11,248,017	$ 9,415,831
DSCR on NOI	1.81x	2.17x	1.85x
DSCR on CF	1.81x	2.15x	1.80x

Milwaukee Center Office Tower




MILWAUKEE CENTER



Banc of America Securities

SALOMON SMITH BARNEY

Merrill Lynch

Milwaukee Center Office Tower

Loan Information:

Balance:	
➤ Original:	$ 33,046,000
➤ Cut-off:	$ 32,959,452
➤ Maturity:	$ 29,187,566
Percent of Pool:	3.5%
Loan per Unit:	$ 88.22 / sf
Term:	
➤ Initial:	120 months
➤ Amortization:	360 months
➤ Seasoning:	4 months
Amortization Type:	Balloon
Interest Rate:	7.435%

Loan to Value:	
➤ Cut-off Date Balance:	63.4%
➤ Balloon:	56.1%
Escrows:	Capital Expenditures Tenant Improvements/ Leasing Commissions
Lock Box:	Springing
Prepayment:	LO(48) / GRTR1% or YM(68) / Defeasance / Open(4)
Secondary Financing:	No
Purpose:	Refinance
Recourse:	Standard Carve-outs

Milwaukee Center Office Tower

Bank of America

Property and Borrower Information:

Property Type:	Office - Central Business District
Address:	111 East Kilbourne Avenue Milwaukee, WI
Size:	373,625 sf
Year Built / Renovated:	1988 / Not Applicable
Major Tenants:	
➢ BNY Clearing Services LLC (expires August 31, 2003) Bank of New York (Moody's Aa3, S&P AA-)	26.5%
Ernst and Young (expires November 30, 2003)	15.8%
Property Management:	Self Managed
Ground Lease:	No

Borrower:	GLR Milwaukee Center LLC
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion Independent Manager
Borrower Principal:	Great Lakes REIT

Banc of America Securities

Salomon Smith Barney
A member of citigroup

Merrill Lynch

Milwaukee Center Office Tower

Operating Information:

Date	Dec. 31, 2000	April 30, 2001	Underwritten
Period	**12 months**	**4 months ann.**	
Occupancy		97.8% (5/31/01)	93.3%
Effective Gross Income	$ 9,324,860	$ 9,719,046	$ 9,067,402
Total Expenses	$ 3,864,290	$ 4,001,637	$ 4,130,140
Net Operating Income (NOI)	$ 5,460,570	$ 5,717,409	$ 4,937,262
Cash Flow (CF)	$ 5,110,570	$ 5,717,409	$ 4,177,683
DSCR on NOI	1.98x	2.08x	1.79x
DSCR on CF	1.85x	2.08x	1.52x

Pacific Professional Building

Prudential Financial





Banc of America Securities

Salomon Smith Barney
A member of citigroup

Merrill Lynch

Pacific Professional Building

Loan Information:

Balance:	
➢ Original:	$ 30,000,000
➢ Cut-off:	$ 29,971,989
➢ Maturity:	$ 25,537,069
Percent of Pool:	3.2%
Loan per Unit:	$ 270.32 / sf
Term:	
➢ Initial:	120 months
➢ Amortization:	330 months
➢ Seasoning:	1 month
Amortization Type:	Balloon
Interest Rate:	7.40%

Loan to Value:	
➢ Cut-off Date Balance:	70.2%
➢ Balloon:	59.8%
Escrows:	Real Estate Taxes Property Insurance Capital Expenditures
Lock Box:	Hard - Springing
Prepayment:	LO(61) / GRTR1% or YM (52) / Open(7)
Secondary Financing:	No
Purpose:	Refinance
Recourse:	Standard Carve-outs

Pacific Professional Building

Property and Borrower Information:

Property Type:	Office - Medical
Address:	2100 Webster Street San Francisco, CA
Size:	110,876 sf
Year Built / Renovated:	1985 / Not Applicable
Major Tenants:	
➢ Pacific Eye Associates (expires December 31, 2001)	7.53%
➢ P.I.M.A (expires December 31, 2001)	5.75%
Property Management:	Pan-Med, LTD.
Ground Lease:	Yes (Expires December 31, 2036)

Borrower:	Pan-Med Enterprises, a California Limited Partnership
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion
Borrower Principal:	Pan-Med, Ltd.

Pacific Professional Building

Operating Information:

Date	Dec. 31, 2000	June 30, 2001	Underwritten
Period	12 months	12 months	
Occupancy		100% (6/30/01)	95.0%
Effective Gross Income	$ 6,604,463	$ 6,675,262	$ 6,551,076
Total Expenses	$ 2,569,208	$ 2,605,033	$ 2,695,032
Net Operating Income (NOI)	$ 4,035,255	$ 4,070,229	$ 3,856,044
Cash Flow (CF)	$ 4,035,255	$ 4,070,229	$ 3,595,224
DSCR on NOI	1.58x	1.59x	1.51x
DSCR on CF	1.58x	1.59x	1.41x

Nokia Office Building





Nokia Office Building

Loan Information:

Balance:	
➤ Original:	$ 23,400,000
➤ Cut-off:	$ 23,304,507
➤ Maturity:	$ 19,128,458
Percent of Pool:	2.5%
Loan per Unit:	$ 172.63 / sf
Term:	
➤ Initial:	120 months
➤ Amortization:	300 months
➤ Seasoning:	4 months
Amortization Type:	Balloon
Interest Rate:	7.63%

Loan to Value:	
➤ Cut-off Date Balance:	69.8%
➤ Balloon:	57.3%
Escrows:	Real Estate Taxes Property Insurance Capital Expenditures
Lock Box:	Soft
Prepayment:	LO(116) / Defeasance / Open(4)
Secondary Financing:	No
Purpose:	Purchase
Recourse:	Standard Carve-outs

Nokia Office Building

Property and Borrower Information:

Property Type:	Office - Single Credit Tenant
Address:	12220 Scripps Summit Drive San Diego, CA
Size:	135,000 sf
Year Built / Renovated:	2000 / Not Applicable
Major Tenants:	
➢ Nokia Mobile Phones, Inc (expires August 31, 2010) (Nokia Corp.Moody's A1, S&P A)	100.0%
Renewal Options:	3, 5 year options
Property Management:	Matsushita International Corporation
Ground Lease:	No

Borrower:	NK San Diego, LLC
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion Independent Manager
Borrower Principal:	Matsushita International Corporation Hiroyuki Matsushita

Nokia Office Building

Operating Information:

Date	April 30, 2001	Underwritten
Period	**4 months ann.**	
Occupancy	100.0%	99.0%
Effective Gross Income	$ 3,020,073	$ 2,946,181
Total Expenses	$ 199,710	$ 115,385
Net Operating Income (NOI)	$ 2,820,363	$ 2,830,796
Cash Flow (CF)	$ 2,820,363	$ 2,634,125
DSCR on NOI	1.34x	1.35x
DSCR on CF	1.34x	1.26x

Kohls Shopping Center



KOHL'S



Kohls Shopping Center

BRIDGER COMMERCIAL FUNDING

Loan Information:

Balance:	
➤ Original:	$ 22,000,000
➤ Cut-off:	$ 21,958,734
➤ Maturity:	$ 19,415,735
Percent of Pool:	2.3%
Loan per Unit:	$ 88.85 / sf
Term:	
➤ Initial:	120 months
➤ Amortization:	360 months
➤ Seasoning:	3 months
Amortization Type:	Balloon
Interest Rate:	7.39%

Loan to Value:	
➤ Cut-off Date Balance:	79.6%
➤ Balloon:	70.3%
Escrows:	Real Estate Taxes Property Insurance Capital Expenditures
Prepayment:	LO(116) / Defeasance / Open(4)
Secondary Financing:	No
Purpose:	Purchase
Recourse:	Standard Carve-outs

Banc of America Securities   SALOMON SMITH BARNEY   Merrill Lynch

Kohls Shopping Center

Property and Borrower Information:

Property Type:	Retail- Anchored
Address:	6199, 6235, 6245 Wilson Mills Road Highland Heights, OH
Size:	247,146 sf
Year Built / Renovated:	1995/Not Applicable
Major Tenants:	
➢ Kohl's Department Store, Inc. (expires January 31, 2017) (Moody's A2, S&P A-)	32.5%
➢ Home Depot (expires November 30, 2020) (Moody's Aa3, S&P AA)	44.4%
Property Management:	Coastal Property Management
Ground Lease:	No

Borrower:	Alpha W. Enterprises, LTD
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion Independent Director
Borrower Principal:	Carl G. Goudas Gus Diamantis

Kohls Shopping Center

Operating Information:

Date	Dec. 31, 2000	Underwritten
Period	12 months	
Occupancy	100.0% (5/4/01)	98.2%
Effective Gross Income	$ 2,919,389	$ 3,116,548
Total Expenses	$ 625,028	$ 641,721
Net Operating Income (NOI)	$ 2,294,361	$ 2,474,827
Cash Flow (CF)	$ 2,294,361	$ 2,445,139
DSCR on NOI	1.26x	1.36x
DSCR on CF	1.26x	1.34x

Adiamo Apartments





Banc of America Securities

SALOMON SMITH BARNEY

A member of citigroup

Merrill Lynch

Adiamo Apartments

Loan Information:

Balance:	
➢ Original:	$ 21,880,000
➢ Cut-off:	$ 21,786,023
➢ Maturity:	$ 19,161,716
Percent of Pool:	2.3%
Loan per Unit:	78,366.99/ unit
Term:	
➢ Initial:	120 months
➢ Amortization:	360 months
➢ Seasoning:	6 months
Amortization Type:	Balloon
Interest Rate:	7.10%

Loan to Value:	
➢ Cut-off Date Balance:	79.7%
➢ Balloon:	70.1%
Escrows:	Real Estate Taxes Property Insurance Capital Expenditures
Prepayment:	LO(118) / Defeasance / Open(2)
Secondary Financing:	No
Purpose:	Refinance
Recourse:	Standard Carve-outs

Adiamo Apartments

Property and Borrower Information:

Property Type:	Multifamily
Address:	1350 W. Horizon Ridge Parkway Henderson, NV
Size:	278 units
Year Built / Renovated:	1999/ Not Applicable
Property Management:	MPM Inc. II d/b/a Pacific Properties
Ground Lease:	No

Borrower:	Stephanie Apts. SPE I, LLC
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion Independent Director
Borrower Principal:	Alan Molasky

Adiamo Apartments

Operating Information:

Date	Dec. 31, 2000*	May 31, 2001	Underwritten
Period	12 months	5 months ann.	
Occupancy	63.3%	95.0%	92.0%
Effective Gross Income	$ 2,353,351	$ 3,537,614	$ 3,335,061
Total Expenses	$ 695,739	$ 1,081,253	$ 1,060,069
Net Operating Income (NOI)	$ 1,657,612	$ 2,456,362	$ 2,274,992
Cash Flow (CF)	$ 1,652,979	$ 2,444,534	$ 2,199,932
DSCR on NOI	0.94x	1.39x	1.29x
DSCR on CF	0.94x	1.39x	1.25x

*Subject property completed in 1999 and leased up in 1999/2000.

Royal Sahara Apartments





Royal Sahara Apartments

Bank of America

Loan Information:

Balance:	
➤ Original:	$ 21,000,000
➤ Cut-off:	$ 21,000,000
➤ Maturity:	$ 19,063,723
Percent of Pool:	2.2%
Loan per Unit:	47,297.30/ unit
Term:	
➤ Initial:	120 months
➤ Amortization:	360 months
➤ Seasoning:	6 months
Amortization Type:	Balloon
Interest Rate:	7.06%

Loan to Value:	
➤ Cut-off Date Balance:	80.0%
➤ Balloon:	72.6%
Escrows:	Real Estate Taxes Property Insurance Capital Expenditures
Prepayment:	LO(118) / Defeasance / Open(2)
Secondary Financing:	No
Purpose:	Refinance
Recourse:	Standard Carve-outs

Banc of America Securities

Salomon Smith Barney

Merrill Lynch

Royal Sahara Apartments

Property and Borrower Information:

Property Type:	Multifamily
Address:	1655 East Sahara Avenue Las Vegas, NV
Size:	444 units
Year Built / Renovated:	1985/1999
Property Management:	Stout Management Company
Ground Lease:	No

Borrower:	Sahra, LTD.
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion Independent Director
Borrower Principal:	Bernard Aptaker

Royal Sahara Apartments

Operating Information:

Date	Dec. 31, 2000	March 31, 2001	Underwritten
Period	12 months	3 months ann.	
Occupancy	95.7%	95.0% (4/18/01)	93.4%
Effective Gross Income	$ 3,359,791	$ 3,359,492	$ 3,306,441
Total Expenses	$ 1,111,662	$ 1,036,524	$ 1,106,258
Net Operating Income (NOI)	$ 2,248,129	$ 2,322,968	$ 2,200,183
Cash Flow (CF)	$ 2,248,129	$ 2,322,968	$ 2,089,183
DSCR on NOI	1.33x	1.38x	1.30x
DSCR on CF	1.33x	1.38x	1.24x

Callaway House





The Callaway House

Loan Information:

Balance:	
➢ Original:	$ 20,475,000
➢ Cut-off:	$ 20,387,058
➢ Maturity:	$ 17,931,269
Percent of Pool:	2.2%
Loan per Unit:	117,844.27/ unit
Term:	
➢ Initial:	120 months
➢ Amortization:	360 months
➢ Seasoning:	6 months
Amortization Type:	Balloon
Interest Rate:	7.10%

Loan to Value:	
➢ Cut-off Date Balance:	79.6%
➢ Balloon:	70.0%
Escrows:	Real Estate Taxes Property Insurance Debt Service Capital Expenditures
Lock Box:	Springing
Prepayment:	LO(118) / Defeasance / Open(2)
Secondary Financing:	No
Purpose:	Purchase
Recourse:	Standard Carve-outs

The Callaway House

Property and Borrower Information:

Property Type:	Multifamily
Address:	301 George Bush Drive West College Station, TX
Size:	173 units
Year Built / Renovated:	1999/ Not Applicable
Property Management:	American Campus Management (Texas), LTD
Ground Lease:	No

Borrower:	SHP- The Callaway House, L.P.
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion
Borrower Principal:	RAP Student Housing Properties LLC

The Callaway House

Operating Information:

Date	Dec. 31, 2000*	April 30, 2001	Underwritten
Period	**12 months**	**4 months ann.**	
Occupancy	67.7%	94.3% (5/21/01)	91.4%
Effective Gross Income	$ 4,098,965	$ 6,200,910	$ 5,153,675
Total Expenses	$ 2,907,370	$ 2,920,815	$ 3,031,482
Net Operating Income (NOI)	$ 1,191,595	$ 3,280,095	$ 2,122,193
Cash Flow (CF)	$ 1,058,227	$ 3,254,706	$ 2,070,293
DSCR on NOI	0.72x	1.99x	1.29x
DSCR on CF	0.64x	1.97x	1.25x

* Subject property completed in 1999 and leased up in 1999/2000.

Northwest Corporate Park

Prudential Financial





Banc of America Securities

SALOMON SMITH BARNEY

A member of citigroup

Merrill Lynch

Northwest Corporate Park

Prudential Financial

Loan Information:

Balance:	
➢ Original:	$ 17,500,000
➢ Cut-off:	$ 17,426,588
➢ Maturity:	$ 13,091,340
Percent of Pool:	1.9%
Loan per Unit:	$ 41.59/ sf
Term:	
➢ Initial:	120 months
➢ Amortization:	264 months
➢ Seasoning:	3 months
Amortization Type:	Balloon
Interest Rate:	7.35%

Loan to Value:	
➢ Cut-off Date Balance:	67.5%
➢ Balloon:	50.7%
Escrows:	Real Estate Taxes Property Insurance Capital Expenditures
Lock Box:	Hard - In Place
Prepayment:	LO(116) / Defeasance / Open(4)
Secondary Financing:	No
Purpose:	Refinance
Recourse:	Standard Carve-outs

Northwest Corporate Park

Prudential Financial

Property and Borrower Information:

Property Type:	Industrial
Address:	1000 Southwest 43rd Street Renton, WA
Size:	419,000 sf
Year Built / Renovated:	1979/2001
Major Tenants:	
➢ Seattle Packaging Corporation (expires May 31, 2016)	100.0%
Property Management:	Owner Managed
Ground Lease:	No

Borrower:	Adventure, 2000, LLC
Structure:	Single Purpose Bankruptcy Remote Non-Consolidation Opinion Independent Director
Borrower Principal:	Gordon M. Younger

Northwest Corporate Park

Prudential Financial

Operating Information:

Date	Dec. 31, 2000*	May 31, 2001*	Underwritten
Period	12 months	12 months	
Occupancy		100.0% (6/6/01)	94.5%
Effective Gross Income	$ 1,330,240	$ 2,337,000	$ 3,042,096
Total Expenses	$ -	$ 417,000	$ 914,871
Net Operating Income (NOI)	$ 1,330,240	$ 1,920,000	$ 2,127,225
Cash Flow (CF)	$ 1,330,240	$ 1,920,000	$ 1,978,929
DSCR on NOI	0.83x	1.19x	1.32x
DSCR on CF	0.83x	1.19x	1.23x

*Due to the recent renovation and expansion of property completed in 2001, historical operating statements do not provide an accurate reflection of current operations.

Banc of America Securities

SALOMON SMITH BARNEY
A member of citigroup

Merrill Lynch